NATIONWIDE MUTUAL FUNDS

Nationwide Bond Fund	Nationwide International Index Fund
Nationwide Bond Index Fund	Nationwide International Value Fund
Nationwide Core Plus Bond Fund	Nationwide Mid Cap Market Index Fund
Nationwide Enhanced Income Fund	Nationwide Money Market Fund
Nationwide Fund	Nationwide Portfolio Completion Fund
Nationwide Global Equity Fund	Nationwide S&P 500 Index Fund
Nationwide Government Bond Fund	Nationwide Short Duration Bond Fund
Nationwide Growth Fund	Nationwide Small Cap Index Fund
Nationwide High Yield Bond Fund	Nationwide Small Company Growth Fund
Nationwide Inflation-Protected Securities Fund	Nationwide U.S. Small Cap Value Fund

Supplement dated March 12, 2014
to the Statement of Additional Information (“SAI”) dated March 1, 2014

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

Nationwide Growth Fund (the “Fund”)

1. At a meeting of the Board of Trustees (the  “Board”) of Nationwide Mutual Funds (the “Trust”) held on March 12, 2014 (the “Meeting”), the Board approved the termination of Turner Investments, L.P., (“Turner”) as subadviser to the Nationwide Growth Fund (the “Fund”), and approved the appointment of Boston Advisors, LLC (“Boston Advisors”) as a new subadviser to the Fund.   This change is anticipated to take effect on or about March 13, 2014, or as soon thereafter as is reasonably practicable (the “Effective Date”).

2.           As of the Effective Date, all references to, and information regarding, Turner in the SAI, as it relates solely to the Fund, are deleted.

3.            As of the Effective Date, the following information supplements the information under the heading “Investment Advisory and Other Services – Subadvisers” on pages 73-75 of the SAI:

Fund	Subadvisers
Nationwide Growth Fund	Boston Advisors, LLC

Boston Advisors, LLC (“Boston Advisors”), located at One Liberty Square, 10th Floor, Boston, MA 02109, is subadviser to the Nationwide Growth Fund.  Boston Advisors  is a privately held, majority employee-owned firm.  As of December 31, 2013, Boston Advisors had $2.6 billion in assets under management.

4. As of the Effective Date, Appendix B and Appendix C are supplemented as follows:

APPENDIX B – PROXY VOTING GUIDELINES SUMMARIES

Boston Advisors, LLC
Proxy Voting Policies and Procedures

I.           INTRODUCTION

Under the investment management contracts between Boston Advisors, LLC (“BA”) and most of our clients, the client retains exclusive voting authority over the securities in the client’s portfolio and we do not have any role in proxy voting. BA assumes responsibility for voting  proxies  when  requested  by  a  client  and  with  respect  to  clients  subject  to  the Employee Retirement Income Security Act of 1974 (“ERISA”).

II.           STATEMENTS OF POLICIES AND PROCEDURES

A.
Policy Statement.  The Investment Advisers Act of 1940, as amended (the “Advisers Act”), requires us to, at all times, act solely in the best interest of our clients.  We have adopted and implemented these Proxy Voting Policies and Procedures, which we believe, are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act.

While retaining final authority to determine how each proxy is voted, BA has reviewed  and  determined to  follow  in  most  instances  the  proxy  voting policies and recommendations (the “Guidelines”) of Egan-Jones Proxy Services, a proxy research and consulting firm (“Egan-Jones”).   Egan-Jones will track each proxy that BA is authorized to vote on behalf of our clients and will make a recommendation to management of BA as how it would vote  such  proxy  in  accordance  with  the  Guidelines.    Unless  otherwise directed by BA, Egan-Jones will instruct Proxy-Edge, a proxy voting firm (“Proxy-Edge”) to vote on such matters on our behalf in accordance with its recommendations.  BA will monitor the recommendations from Egan-Jones and may override specific recommendations or may modify the Guidelines in the future.

We have established these Proxy Voting Policies and Procedures in a manner that is  generally intended to  result in  us voting proxies  with a  view to enhance the value of the securities held in a client’s account.  The financial interest of our clients is  the  primary  consideration  in  determining how proxies should be voted.  In the case of social and political responsibility that we believe do not primarily involve financial considerations, we shall abstain from  voting  or  vote  against  such  proposals  since  it  is  not  possible  to represent the diverse views of our clients in a fair and impartial manner. However, all proxy votes are ultimately cast on a case-by-case basis, taking into account the foregoing principal and all other relevant facts and circumstances at the time of the vote.

B.
Conflicts of  Interest.   If there is  determined to be a  material conflict between the interests of our clients on the one hand and our interests (including those of our affiliates, directors, officers, employees and other similar persons) on the other hand (a “potential conflict”) the matter shall be considered by management.

Proxy proposals that are “routine,” such as uncontested elections of directors, meeting formalities, and approval of an annual report/financial statements are presumed not to involve a material conflict of interest.  Non- routine proxy proposals are presumed to involve a material  conflict of interest, unless BA management determines that neither BA nor

its personnel have such a conflict of interest.   Non-routine proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans and retirement plans).

If BA management determines that BA has a material conflict of interest then we shall vote the proxy according to the recommendation of Egan- Jones or, if applicable, the client’s proxy voting policies. BA management also reserves the right to vote a proxy using the following methods:

•	We may obtain instructions from the client on how to vote the proxy.

•
If we are able to disclose the conflict to the client, we may do so and obtain the client’s consent as to how we will vote on the proposal (or otherwise obtain instructions from the client on how the proxy should be voted).

We use commercially reasonable efforts to determine whether a potential conflict may exists, and a potential conflict shall be deemed to exist if and only if one or more of our senior investment staff actually knew or reasonably should have known of the potential conflict.

C.           Limitations on Our Responsibilities

1.	Limited Value. We may abstain from voting a client proxy if we conclude that the effect on client’s economic interests or the value of the portfolio holding is indeterminable or insignificant.

2.
Unjustifiable Costs.  We may abstain from voting a client proxy for cost reasons (e.g., costs associated with voting proxies of non-U.S. securities).In accordance with our fiduciary duties, we weigh the costs  and  benefits  of  voting  proxy  proposals  relating  to  foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent.   Our decision takes into account the effect that the vote of our clients, either by itself or together with other votes, is expected to have on the value of our client’s investment and whether this expected effect would outweigh the cost of voting.

3.           Special Client Considerations.

a.	Mutual Funds. We will vote proxies of our mutual fund clients subject to the funds’ applicable investment restrictions.

b.
ERISA Accounts.  With respect our ERISA clients, we vote proxies in accordance with our duty of loyalty and prudence, compliance with the plan documents, as well as our duty to avoid prohibited transactions.

4.
Client Direction. If a client has a proxy-voting policy and instructs us to follow it, we will comply with that policy upon receipt except when doing so would be contrary to the client’s economic interests or otherwise imprudent or unlawful.  As a fiduciary to ERISA clients, we are required to discharge our duties in accordance with the documents governing the plan (insofar as they are consistent with ERISA), including statements of proxy voting policy.  We will, on a best efforts basis, comply with each client’s proxy voting policy.  If client policies conflict, we may vote proxies to reflect each policy in proportion to the respective client’s interest in any pooled account (unless voting in such a manner would be imprudent or otherwise inconsistent with applicable law).

D.
Disclosure.  A client for which we are responsible for voting proxies may obtain information from us, via Egan-Jones and Proxy Edge records, regarding how we voted the client’s proxies.  Clients should contact their account manager to make such a request.

E.
Review and Changes.   We shall from time to time review these Proxy Voting Policies and Procedures and may adopt changes based upon our experience, evolving industry practices and developments in applicable laws and regulations.  Unless otherwise agreed to with a client, we may change these Proxy Voting Policies and Procedures from time to time without notice to, or approval by, any client.  Clients may request a current version of our Proxy Voting Policies and Procedures from their account manager.

F.
Delegation.  We may delegate our responsibilities under these Proxy Voting Policies and Procedures to a third party, provided that we retain final authority and fiduciary responsibility for proxy voting.  If we so delegate our responsibilities, we shall monitor the delegate’s compliance with these Proxy Voting Policies and Procedures.

G.
Maintenance of Records.  We maintain at our principal place of business the records required to be maintained by us with respect to proxies in accordance with the requirements of the Advisers Act and, with respect to our fund clients, the Investment Company Act of 1940.  We may, but need not, maintain proxy statements that we receive regarding client securities to the extent that such proxy statements are available on the SEC’s EDGAR system.  We may also rely upon a third party, such as Egan-Jones or Proxy Edge to maintain certain records required to be maintained by the Advisers Act.

APPENDIX C – PORTFOLIO MANAGERS

INVESTMENTS IN EACH FUND

Name of Portfolio Manager	Fund Name	Dollar Range of Investments in Each Fund (as of December 31, 2013)
Boston Advisors, LLC
Douglas A. Riley	Nationwide Growth Fund	None
Michael J. Vogelzang	Nationwide Growth Fund	None
David Hanna	Nationwide Growth Fund	None
Edward Mulrane	Nationwide Growth Fund	None

DESCRIPTION OF COMPENSATION STRUCTURE

Boston Advisors’ institutional portfolio managers, (with the exception of Mr. Vogelzang) are compensated with a base salary based on market rate, a bonus and eligibility for equity participation.  Bonus is based upon a percent of salary subject to achievement of internally established goals and relative performance of composite products managed by the institutional portfolio manager, as measured against industry peer group rankings.  Performance is account weighted, time weighted and evaluated on a pre-tax, annual basis.  Discretionary bonuses may also be given.  The method used to determine the portfolio manager’s compensation does not differ with respect to distinct institutional products managed by the institutional portfolio manager.  In addition, institutional portfolio managers are eligible for equity participation.  Regarding the compensation of Michael J. Vogelzang, as President of Boston Advisors, his compensation is based on the profitability of the firm subject to approval of the Firm’s Board of Directors.

OTHER MANAGED ACCOUNTS as of 12/31/13

The following chart summarizes information regarding accounts for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately.

Boston Advisors, LLC
Douglas A. Riley	Mutual Funds: 2 accounts, $901,886,236 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 6 accounts, $178,720,240 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 13 accounts, $188,835,666 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Michael J. Vogelzang	Mutual Funds: 3 accounts, $932,490,492 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 6 accounts, $178,720,240 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 145 accounts, $363,890,150 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
David Hanna	Mutual Funds: 2 accounts, $880,032,953 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 6 accounts, $178,720,240 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 10 accounts, $43,130,586 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Edward Mulrane	Mutual Funds: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 6 accounts, $178,720,240 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 1 account, $7,096,411 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE